UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 4, 2024
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N. Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 - Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference herein is a press release dated June 4, 2024 issued by Evolent Health, Inc. (the “Company”), announcing the transaction described in Item 8.01 below.
Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated June 4, 2024, which will be presented at the 44th Annual William Blair Stock Growth Conference and has been posted to the investor relations section of the Company’s website.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject the Company or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01 - Other Events.

On June 4, 2024, the Company announced that it had entered into an agreement to acquire certain assets from Machinify and a perpetual, royalty-free license of Machinify Auth for cash consideration of $25 million, plus an earn-out of up to $7 million. The acquisition is subject to customary closing conditions and is expected to close in the third quarter of 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “PSLRA”), including with respect to the timing and expected benefits of the Machinify acquisition. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. In addition, please refer to the periodic reports that the Company has filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023. Such filings by the Company identify and address other important factors that could cause future events or results to vary from the forward-looking statements set forth in this Current Report on Form 8-K. The Company disclaims any obligation to update any forward-looking statements contained herein to reflect events or circumstances that occur after the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Evolent Health, Inc., dated June 4, 2024.
99.2	Investor Presentation, dated June 4, 2024.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary